EXHIBIT T3C

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                                WARNACO INC.

                               as Issuer and

                        THE GUARANTORS NAMES HEREIN

                               as Guarantors

                                     TO

                          WELLS FARGO BANK MINNESOTA,
                             NATIONAL ASSOCIATION,

                            as Indenture Trustee


                            ____________________


                                 Indenture


                       Dated as of January ___, 2003

                           _____________________


                                $200,942,000

                             Second Lien Notes
                                  Due 2008



===============================================================================

                             [NAME OF ISSUER]

             Reconciliation and tie between Trust Indenture Act
            of 1939 and Indenture, dated as of January __, 2003



      Trust Indenture
        Act Section                                         Indenture Section

                        ...................................
ss. 310   (a)(1)        ................................... 607[(a)]
          (a)(2)        ................................... 607[(a)]
          (b)           ................................... [607(b),] 608
ss. 312   (c)           ................................... 701
ss. 314   (a)           ................................... 703
          (a)(4)        ................................... 1008(a)
          (c)(1)        ................................... 102
          (c)(2)        ................................... 102
          (e)           ................................... 102
ss. 315   (b)           ................................... 601
ss. 316   (a) (last
          sentence)     ................................... 101 ("Outstanding")
          (a)(1)(A)     ................................... 502, 512
          (a)(1)(B)     ................................... 513
          (b)           ................................... 508
          (c)           ................................... 104(d)
ss. 317   (a)(1)        ................................... 503
          (a)(2)        ................................... 504
          (b)           ................................... 1003
ss. 318   (a)           ................................... 111




Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                               TABLE OF CONTENTS

                                                                                                            Page
RECITALS OF THE COMPANY........................................................................................1

                                ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

SECTION 101. Definitions.......................................................................................2
"Acquired Debt"................................................................................................2
"Act"..........................................................................................................2
"Additional Amounts"...........................................................................................2
"Additional Senior Commitment".................................................................................2
"Affiliate"....................................................................................................2
"Agreement Value"..............................................................................................3
"Alvarez Holder"...............................................................................................3
"Alvarez Note".................................................................................................3
"Amortization Date"............................................................................................3
"Applicable Margin"............................................................................................3
"Asset Disposition"............................................................................................3
"Assignment and Acceptance"....................................................................................4
"Availability Conditions"......................................................................................4
"Bankruptcy Law"...............................................................................................4
"Board of Directors"...........................................................................................4
"Board Resolution".............................................................................................4
"Business Day".................................................................................................4
"Capitalized Leases"...........................................................................................4
"Capital Lease Obligation".....................................................................................4
"Capital Stock"................................................................................................4
"Change of Control"............................................................................................4
"Collateral"...................................................................................................5
"Collateral Documents".........................................................................................5
"Collateral Trustee"...........................................................................................5
"Commission"...................................................................................................5
"Company"......................................................................................................5
"Company Request" or "Company Order"...........................................................................5
"Confidential Information".....................................................................................5
"Consolidated".................................................................................................5
"Contingent Obligation"........................................................................................5
"Corporate Trust Office".......................................................................................6
"Debt".........................................................................................................6
"Debt Coordinators"............................................................................................6
"Default"......................................................................................................6
"Disposition"..................................................................................................6
"Domestic Subsidiary"..........................................................................................6
"Effective Date"...............................................................................................6
"Equity Interests".............................................................................................6
"ERISA"........................................................................................................7
"ERISA Affiliate"..............................................................................................7
"ERISA Event"..................................................................................................7
"Eurocurrency Liabilities".....................................................................................7
"Eurodollar Rate"..............................................................................................7
"Eurodollar Rate Reserve Percentage"...........................................................................7
"Event of Default".............................................................................................8
"Fiscal Year"..................................................................................................8
"Fixed Charge Coverage Ratio"..................................................................................8
"Fixed Rate"...................................................................................................8
"Foreign Subsidiary"...........................................................................................8
"GAAP".........................................................................................................8
"Guarantee"....................................................................................................8
"Guarantee Supplement".........................................................................................8
"Guaranteed Obligations".......................................................................................8
"Guarantors"...................................................................................................8
"Hedge Agreements".............................................................................................8
"Hedging Obligations"..........................................................................................8
"Holder".......................................................................................................8
"Immaterial Subsidiary"........................................................................................8
"Indenture"....................................................................................................8
"Indenture Trustee"............................................................................................8
"Insufficiency"................................................................................................9
"Interest Payment Date"........................................................................................9
"Interest Period"..............................................................................................9
"Internal Revenue Code"........................................................................................9
"Lien".........................................................................................................9
"Loan Documents"...............................................................................................9
"Loan Parties".................................................................................................9
"Material Adverse Effect"......................................................................................9
"Maturity".....................................................................................................9
"Maximum Payment Amount".......................................................................................9
"Multiemployer Plan"..........................................................................................10
"Multiple Employer Plan"......................................................................................10
"Net Cash Proceeds"...........................................................................................10
"New Intercreditor Agreement".................................................................................10
"Non-Recourse Debt"...........................................................................................10
"Note Distribution Agreement".................................................................................10
"Notes".......................................................................................................11
"Notice Address"..............................................................................................11
"Obligation"..................................................................................................11
"Officer's Certificate".......................................................................................11
"Opinion of Counsel"..........................................................................................11
"Other Taxes".................................................................................................11
"Outstanding".................................................................................................11
"Parent"......................................................................................................12
"Paying Agent"................................................................................................12
"Payment Amount"..............................................................................................12
"PBGC"........................................................................................................12
"Permitted Business"..........................................................................................12
"Person"......................................................................................................12
"PIK Note"....................................................................................................12
"PIK Repayment Date"..........................................................................................12
"Plan"........................................................................................................12
"Plan of Reorganization"......................................................................................12
"Predecessor Security"........................................................................................12
"Preferred Interests".........................................................................................12
"Prepayment Date".............................................................................................13
"Prepayment Price"............................................................................................13
"Prepetition Intercreditor Agreement".........................................................................13
"Prepetition Notes"...........................................................................................13
"Prepetition Holder"..........................................................................................13
"Required Holders"............................................................................................13
"Responsible Financial Officer"...............................................................................13
"Responsible Officer".........................................................................................13
"Rollover Date"...............................................................................................13
"Rollover Principal Amount"...................................................................................13
"Secured Parties".............................................................................................13
"Securities"..................................................................................................14
"Security Register" and "Security Registrar"..................................................................14
"Senior Agent"................................................................................................14
"Senior Availability".........................................................................................14
"Senior Commitments"..........................................................................................14
"Senior Credit Agreement".....................................................................................14
"Senior Default"..............................................................................................14
"Senior Maturity Date"........................................................................................14
"Senior Trustee"..............................................................................................14
"Single Employer Plan"........................................................................................14
"Stated Maturity".............................................................................................14
"Subsidiary"..................................................................................................14
"Subsidiary Guarantors".......................................................................................15
"Surviving Debt"..............................................................................................15
"Take-Out Financing"..........................................................................................15
"Take-Out Securities".........................................................................................15
"Taxes".......................................................................................................15
"Termination Date"............................................................................................15
"Transaction".................................................................................................15
"Transaction Documents".......................................................................................15
"Trust Indenture Act" or "TIA"................................................................................15
"Trustees"....................................................................................................15
"U.S. Government Obligations".................................................................................15
"Vice President"..............................................................................................15
"Voting Interests"............................................................................................15
"Welfare Plan"................................................................................................15
"Withdrawal Liability"........................................................................................16
SECTION 102. Compliance Certificates and Opinions.............................................................16
SECTION 103. Form of Documents Delivered to Indenture Trustee.................................................16
SECTION 104. Acts of Holders..................................................................................17
SECTION 105. Notices, etc., to Indenture Trustee, Company.....................................................18
SECTION 106. Notice to Holders; Waiver........................................................................18
SECTION 107. Effect of Headings and Table of Contents.........................................................18
SECTION 108. Successors and Assigns...........................................................................18
SECTION 109. Separability Clause..............................................................................19
SECTION 110. Benefits of Indenture............................................................................19
SECTION 111. Governing Law....................................................................................19

                                ARTICLE TWO

                          SECURITY FORMS; ReGISTER

SECTION 201. Forms Generally..................................................................................19
SECTION 202. Initial Securities Issued in Global Form.........................................................20
SECTION 203. Form of Legend for Global Securities.............................................................20

                               ARTICLE THREE

                               THE SECURITIES

SECTION 301. Title............................................................................................21
SECTION 302. Repayment of Principal...........................................................................21
SECTION 303. Interest.........................................................................................21
SECTION 304. Denominations....................................................................................22
SECTION 305. Execution, Authentication, Delivery and Dating...................................................23
SECTION 306. Temporary Securities.............................................................................23
SECTION 307. Registration, Registration of Transfer and Exchange..............................................23
SECTION 308. Mutilated, Destroyed, Lost and Stolen Securities.................................................25
SECTION 309. Payments; Computations...........................................................................26
SECTION 310. Persons Deemed Owners............................................................................27
SECTION 311. Cancellation.....................................................................................27
SECTION 312. Increased Costs, Etc.............................................................................27
SECTION 313. Taxes............................................................................................28

                                ARTICLE FOUR

                         SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture..........................................................29
SECTION 402. Application of Trust Money.......................................................................30

                                ARTICLE FIVE

                                  REMEDIES

SECTION 501. Events of Default................................................................................30
SECTION 502. Acceleration of Maturity; Rescission and Annulment...............................................32
SECTION 503. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee........................33
SECTION 504. Indenture Trustee May File Proofs of Claim.......................................................34
SECTION 505. Indenture Trustee May Enforce Claims Without Possession of Securities............................34
SECTION 506. Application of Money Collected...................................................................35
SECTION 507. Limitation on Suits..............................................................................35
SECTION 508. Unconditional Right of Holders to Receive Principal and Interest.................................36
SECTION 509. Restoration of Rights and Remedies...............................................................36
SECTION 510. Rights and Remedies Cumulative...................................................................36
SECTION 511. Delay or Omission Not Waiver.....................................................................36
SECTION 512. Control by Holders...............................................................................36
SECTION 513. Waiver of Past Defaults..........................................................................37
SECTION 514. Waiver of Stay or Extension Laws.................................................................37

                                ARTICLE SIX

                                THE TRUSTEE

SECTION 601. Notice of Defaults...............................................................................37
SECTION 602. Certain Rights of Indenture Trustee..............................................................37
SECTION 603. Indenture Trustee Not Responsible for Recitals or Issuance of Securities.........................39
SECTION 604. May Hold Securities..............................................................................39
SECTION 605. Money Held in Trust..............................................................................39
SECTION 606. Compensation and Reimbursement...................................................................39
SECTION 607. Corporate Indenture Trustee Required; Eligibility................................................40
SECTION 608. Resignation and Removal; Appointment of Successor................................................40
SECTION 609. Acceptance of Appointment by Successor...........................................................41
SECTION 610. Merger, Conversion, Consolidation or Succession to Business......................................41

                               ARTICLE SEVEN

              HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Disclosure of Names and Addresses of Holders.....................................................42
SECTION 702. Reports by Indenture Trustee.....................................................................42
SECTION 703. Reports by Company...............................................................................42

                               ARTICLE EIGHT

                          SUPPLEMENTAL INDENTURES

SECTION 801. Supplemental Indentures Without Consent of Holders...............................................43
SECTION 802. Supplemental Indentures with Consent of Holders..................................................43
SECTION 803. Execution of Supplemental Indentures.............................................................44
SECTION 804. Effect of Supplemental Indentures................................................................44
SECTION 805. Conformity with Trust Indenture Act..............................................................44
SECTION 806. Reference in Securities to Supplemental Indentures...............................................44
SECTION 807. Notice of Supplemental Indentures................................................................45

                                ARTICLE NINE

                                PREPAYMENTS

SECTION 901. Optional.........................................................................................45
SECTION 902. Mandatory........................................................................................45
SECTION 903. Notice to Indenture Trustee......................................................................45
SECTION 904. Notice of Prepayment.............................................................................46
SECTION 905. Deposit of Prepayment Price......................................................................46
SECTION 906. Securities Payable on Prepayment Date............................................................47
SECTION 907. Securities Prepaid in Part.......................................................................47

                                ARTICLE TEN

                           AFFIRMATIVE COVENANTS

SECTION 1001. Maintenance of Office or Agency.................................................................47
SECTION 1002. Money for Security Payments to Be Held in Trust.................................................47
SECTION 1003. Statement by Officers As to Default.............................................................48
SECTION 1004. Waiver of Certain Covenants.....................................................................48

                               ARTICLE ELEVEN

                             NEGATIVE COVENANTS

SECTION 1101. Liens, Etc......................................................................................49
SECTION 1102. Debt............................................................................................49

                               ARTICLE TWELVE

                     DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance....................................51
SECTION 1202. Defeasance and Discharge........................................................................51
SECTION 1203. Covenant Defeasance.............................................................................51
SECTION 1204. Conditions to Defeasance or Covenant Defeasance.................................................52
SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust;
                Other Miscellaneous Provisions................................................................53
SECTION 1206. Reinstatement...................................................................................53

                              ARTICLE THIRTEEN

                                 GUARANTEES

SECTION 1301. Guarantee; Limitation of Liability..............................................................54
SECTION 1302. Guarantee Absolute..............................................................................55
SECTION 1303. Waivers and Acknowledgments.....................................................................56
SECTION 1304. Guarantee Supplements...........................................................................57
SECTION 1305. Subordination...................................................................................57
SECTION 1306. Continuing Guarantee; Transfers.................................................................58
SECTION 1307. Confirmation of Representations and Warranties..................................................58


EXHIBIT A-1 - Form of Global Security

EXHIBIT A-2 - Form of Prepetition Note

EXHIBIT A-3 - Form of Alvarez Note

EXHIBIT A-4 - Form of PIK Note

EXHIBIT B   - Form of Assignment and Acceptance

EXHIBIT C   - Form of Guaranty Supplement

                  INDENTURE, dated as of January __, 2003 among Warnaco
Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 90 Park Avenue, New York, New York 10016, The Warnaco Group, Inc., as guarantor (the "Parent"), each of the Subsidiaries of the Company listed on the signature pages hereof (together with each other Subsidiary of the Company that shall be required to execute and deliver a Guarantee pursuant to Section 1304 of this Indenture or a supplemental indenture, the "Subsidiary Guarantors") and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee").

                          RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of Second Lien Notes Due 2008 (the "Notes") in the following principal amounts: (a) $200,000,000 aggregate principal amount of Notes (such Notes, and any Notes issued in substitution therefor pursuant to Sections [306, 307 or 308 being, collectively, the "Prepetition Notes"), (b) $942,000 aggregate principal amount of Notes (such Notes, and any Notes issued in substitution therefor pursuant to Sections 306, 307 or 308 being, collectively, the "Alvarez Notes") and (c) additional amounts of Notes (such Notes, and any Notes issued in substitution therefor pursuant to Sections 306, 307 or 308 being, collectively, the "PIK Notes") representing interest paid in kind pursuant to Sections 303(b) and (c) (the PIK Notes, together with the Alvarez Notes and the Prepetition Notes, are referred to herein as the "Securities") which will be guarantied by the Guarantors (as defined below), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities issued and outstanding on the Effective Date will be issued initially in global form pursuant to Section 202, and authenticated by the Indenture Trustee pursuant to Section 305.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary have been done to make the Securities, when executed by the Company and, if applicable, authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company and the Guarantors, in accordance with their and its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

         SECTION 101. Definitions*.
                      -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


________________
* Additional defined terms to be added when additional covenants are added to this Indenture, which covenants will be consistent with (but less restrictive than) those contained in the Senior Credit Agreement, as specified in Articles Ten and Eleven hereof.





                  "Acquired Debt" means, with respect to any specified
Person: (i) Debt of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Debt is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and (ii) Debt secured by a Lien encumbering any asset acquired by such specified Person.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" means an amount equal to such excess portion of interest added to the then-outstanding principal amount of the Securities pursuant to Section 303(b) and/or (c).

                  "Additional Senior Commitment" means, at any date of determination, additional Senior Commitments in an amount, up to a maximum aggregate principal amount of $50,000,000, in excess of the aggregate amount of Senior Commitments on such date.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination and (ii) such Loan Party or Subsidiary was the sole "Affected Party"; or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, determined based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

                  "Alvarez Holder" means any Holder that holds (or is entitled to hold) Alvarez Notes or PIK Notes issued in respect thereof.

                  "Alvarez Note" has the meaning specified in the Recitals of the Company.

                  "Amortization Date" means each ____ [last day of 13th month after the Effective Date] starting with _________, 2004.

                  "Applicable Margin" means:

                  (a) with respect to Securities bearing interest at the Eurodollar Rate, (i) 5.0% at all times through and including the date that is 6 months subsequent to the Effective Date, (ii) 5.5% at all times after the date that is 6 months subsequent to the Effective Date and prior to the date that is 12 months subsequent to the Effective Date, and (iii) starting on the date that is 12 months subsequent to the Effective Date and for each subsequent 6-month period thereafter, a rate equal to the Applicable Margin for the immediately preceding 6-month period plus 0.5%, effective in each case on the first day of each such 6-month period and effective for 6 months, for so long as any Security is outstanding; and

                  (b) with respect to Securities bearing interest at the Fixed Rate, (i) 0% at all times through and including the date that is 6 months subsequent to the Effective Date, (ii) 0.5% at all times after the date that is 6 months subsequent to the Effective Date and prior to the date that is 12 months subsequent to the Effective Date, and
         (iii) starting on the date that is 12 months subsequent to the Effective Date and for each subsequent 6-month period thereafter, a rate equal to the Applicable Margin for the immediately preceding 6-month period plus 0.5%, effective in each case on the first day of each such 6-month period and effective for 6 months, for so long as any Security is outstanding.

                  "Asset Disposition" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any assets or property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a assigning Holder and an assignee, and accepted by the Indenture Trustee, in accordance with Section 307 and in substantially the form of Exhibit B hereto.

                  "Availability Conditions" means, collectively, that (i) Senior Availability exceeds $75,000,000, (ii) the Fixed Charge Coverage Ratio is not less than 1.25:1.00 and (iii) no Senior Default has occurred and is continuing.

                  "Bankruptcy Law" means any proceeding of the type referred to in Section 501(f) or Title 11, United States Code, or any similar foreign, federal or state law for the relief of debtors.

                  "Board of Directors" means either the board of directors of the Company or any other Loan Party, as the case may be, or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, or any other Loan Party, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Indenture Trustee.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Security bearing interest at the Eurodollar Rate, on which dealings are carried on in the London interbank market.

                  "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

                  "Change of Control" means the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934), directly or indirectly, of Voting Interests of the Parent (or other securities convertible into such Voting Interests) representing 25% or more of the combined voting power of all Voting Interests of the Parent; or (b) during any period of up to 24 consecutive months, commencing after the date of this Indenture, individuals who at the beginning of such 24-month period were directors of the Parent shall cease for any reason to constitute a majority of the board of directors of the Parent; or (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent; or (d) the Parent shall cease to own 100% of the Equity Interests in the Company.

                  "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Collateral Trustee for the benefit of the Secured Parties.

                  "Collateral Documents" means [describe Collateral Documents which will create a second priority lien in favor of the Collateral Trustee for the benefit of the Holders in the same collateral securing (on a first priority basis) the lenders under the Senior Credit Agreement].

                  "Collateral Trustee" means _______________, until a successor Collateral Trustee shall have become such pursuant to the applicable provisions of _________________, and thereafter "Collateral Trustee" shall mean such successor Collateral Trustee.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Indenture Trustee.

                  "Confidential Information" means information that any Loan Party furnishes to the Indenture Trustee or any Holder on a confidential basis, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Indenture Trustee or such Holder from a source other than the Loan Parties.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Contingent Obligation" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Corporate Trust Office" means the principal corporate trust office of the Indenture Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Sixth and Marquette; MAC N9303-120, Minneapolis, MN 55497, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Indenture Trustee at which, at any particular time, its corporate agency business shall be conducted.

                  "Debt" of any Person means (a) all Debt of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or Holder under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Contingent Obligations of such Person and (j) all Debt and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt or other payment Obligations.

                  "Debt Coordinators" means The Bank of Nova Scotia and Citibank, N.A., as Debt Coordinators under the Prepetition Intercreditor Agreement.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Disposition"or "Dispose" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

                  "Domestic Subsidiary" means any Subsidiary, other than a Foreign Subsidiary.

                  "Effective Date" means the date on which the conditions set forth in Article Three shall have been satisfied.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9),
(10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or
(h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Rate" means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing
(a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period for all Securities bearing interest at the Eurodollar Rate, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates) by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "Eurodollar Rate Reserve Percentage" for any Interest Period means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Securities bearing interest at the Eurodollar Rate is determined) having a term equal to such Interest Period.

                  "Event of Default" has the meaning specified in Section 501.

                  "Fiscal Year" means a fiscal year of the Company and its Consolidated Subsidiaries ending on December 31 in any calendar year.

                  "Fixed Charge Coverage Ratio" means [as defined in the Senior Credit Agreement].

                  "Fixed Rate" means an interest rate equal to 9.5% per annum.

                  "Foreign Subsidiary" means a Subsidiary organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia.

                  "GAAP" has the meaning specified in Section 101(c).

                  "Guarantee" means the Guarantee of the Parent and the Subsidiary Guarantors set forth in Article Fourteen of this Indenture.

                  "Guarantee Supplement" has the meaning specified in
Section 1304.

                  "Guaranteed Obligations" has the meaning specified in
Section 1301.

                  "Guarantors" means the Parent and the Subsidiary Guarantors.

                  "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

                  "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under Hedge Agreements.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Immaterial Subsidiary"means, as of any date of determination, any direct or indirect Subsidiary of Parent that (i) does not hold any material trademarks or other intellectual property and (ii) on a Consolidated basis with its Subsidiaries (A) has assets with an aggregate fair market value of less than $1,000,000 or (B) had revenues of less than $1,000,000 during the latest 12-month period.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indenture Trustee" means the Person named as the "Indenture Trustee" in the first paragraph of this Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Indenture Trustee.

                  "Indenture Trustee's Account" means the account of the Indenture Trustee maintained by the Indenture Trustee with _______________ at its office at ____________________, New York, New York _____, Account No. __________, Attention: _______________, or such other account as the Indenture Trustee shall specify in writing to the Company.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Payment Date" has the meaning specified in
Section 303(a).

                  "Interest Period" means, for all Securities, the period commencing on the initial date of issuance of the Securities under this Indenture, and ending three months thereafter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending three months thereafter; provided, however, that:

                  (a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                  (b) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means (i) this Indenture, (ii) the Securities, (iii) the Guarantees, (iv) the Collateral Documents, (v) the Note Distribution Agreement, (v) the New Intercreditor Agreement, (vi) the Collateral Trust Agreement, [________________] in each case as modified, amended or supplemented from time to time.

                  "Loan Parties" means the Company and the Guarantors.

                  "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Loan Parties and their Subsidiaries, taken as a whole, (b) the rights and remedies of the Trustees or any Holder under any Transaction Document or (c) the ability of any Loan Party to perform its Obligations under any Transaction Document to which it is a party.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of prepayment or otherwise.

                  "Maximum Payment Amount" means, on any Amortization Date or Rollover Date, as applicable, the maximum portion of any accrued and unpaid Payment Amount(s) (which includes, for the avoidance of doubt, all Rollover Principal Amounts then outstanding) that may be made on such date such that, after giving effect to such payment, each of the Availability Conditions are satisfied on and as of such date.

                  "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Cash Proceeds"* means, with respect to any sale, lease, transfer or other disposition of any asset or the incurrence or issuance of any Debt or the sale or issuance of any Equity Interests (including, without limitation, any capital contribution) by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.


_____________
* Reinvestment provision to be added, consistent with the comparable provision contained in the Senior Credit Agreement.




                  "New Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof, among the Indenture Trustee (on behalf of the Holders) and the Senior Agent (on behalf of the lenders and other financial institutions party to the Senior Credit Agreement).

                  "Non-Recourse Debt" means Debt: (a) as to which none of the Company or any of its Domestic Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt), (ii) is directly or indirectly liable as a guarantor or otherwise, or (iii) constitutes the lender; (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against a Foreign Subsidiary) would permit, upon notice, lapse of time or both, any holder of any other Debt (other than the Securities) of the Company or any of its Domestic Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (c) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Domestic Subsidiaries (other than the Equity Interests of a Foreign Subsidiary).

                  "Note Distribution Agreement" means the Note Distribution Agreement, dated as of the date hereof, among the Company and the Debt Coordinators.

                  "Notes" has the meaning specified in the Recitals of the Company.

                  "Notice Address" means, with respect to any Holder, the address of such Holder specified as its "Notice Address" opposite its name on Schedule I hereto or such other office of such Holder as such Holder may from time to time specify to the Company and the Indenture Trustee.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 501(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Holder, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "Officer's Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or any other Loan Party, as the case may be, and delivered to the Indenture Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company or any other Loan Party, and who shall be acceptable to the Indenture Trustee.

                  "Other Taxes" has the meaning specified in Section 313(b).

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Company or any other Loan Party) in trust or set aside and segregated in trust by the Company or any other Loan Party (if the Company or such other Loan Party shall act as its own Paying Agent) for the Holders of such Securities;

                  (c) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                  (d) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Indenture Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Parent" has the meaning specified in the recital of parties to this Indenture.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Payment Amount" means a principal payment in an amount equal to $40,188,000, which shall be due on each Amortization Date.

                  "PBGC" means the Pension Benefit Guarantee Corporation (or any successor).

                  "Permitted Business" means any business conducted or proposed to be conducted by the Company and its Domestic Subsidiaries on the date hereof and other businesses reasonably related, complementary or ancillary thereto.

                  "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PIK Note" has the meaning specified in Section 303(b).

                  "PIK Repayment Date" means the date falling six months after the Senior Maturity Date.

                  "Plan" means a Single Employer Plan or a Multiple Employer
Plan.

                  "Plan of Reorganization" means the Joint Plan of Reorganization dated ______, 2003 of The Warnaco Group, Inc., a debtor-in-possession, and certain of its affiliated debtors-in-possession, under Chapter 11 of the Bankruptcy Code, upon approval of such Plan of Reorganization by the United States Bankruptcy Court, Southern District of New York.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security delivered under Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Preferred Interests" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

                  "Prepayment Date", when used with respect to any Security to be prepaid or redeemed, in whole or in part, means the date fixed for such prepayment or redemption by or pursuant to this Indenture.

                  "Prepayment Price", when used with respect to any Security to be prepaid or redeemed, means an amount equal to the principal and accrued interest on such principal, which is to be prepaid or redeemed pursuant to this Indenture.

                  "Prepetition Intercreditor Agreement" means the Intercreditor Agreement, dated as of October 6, 2000 (as amended to the date hereof), among the Parent, the Company, the other subsidiaries of the Parent party thereto, the Debt Coordinators, the other agents and financial institutions party thereto and State Street Bank and Trust Company, as collateral trustee.

                  "Prepetition Notes" has the meaning specified in the Recitals of the Company.

                  "Prepetition Holder" means any Holder that holds (or is entitled to hold) Prepetition Notes or PIK Notes issued in respect thereof.

                  "Related Documents" means the Senior Credit Agreement, _________, _________ and _________.

                  "Required Holders" means, at any time, Holders owed or holding at least a majority in interest of the aggregate principal amount of the Outstanding Securities at such time.

                  "Responsible Financial Officer" means the chief financial officer, the treasurer or the controller.

                  "Responsible Officer" means (a), with respect to any Loan Party or any of its Subsidiaries, any officer of such Loan Party or Subsidiary and (b), with respect to the Indenture Trustee, the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Rollover Date" means, to the extent there are any Rollover Principal Amounts then outstanding, the last day of each March, June, September and December, starting with March 31, 2004.

                  "Rollover Principal Amount" means, for any date of determination, the aggregate of all unpaid Payment Amounts as of such date.

                  "Secured Parties" means the Indenture Trustee and the Holders.

                  "Securities" has the meaning stated in the Recitals of the Company and more particularly means any Securities delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 307(d).

                  "Senior Agent" means _______________, as administrative agent for the lenders party to the Senior Credit Agreement (or any successor administrative agent appointed in accordance with the terms thereof).

                  "Senior Availability" means "[Availability]", as such term is defined in Senior Credit Agreement as of the date hereof.

                  "Senior Commitments" means the aggregate "[Commitments]" (as such term is defined in the Senior Credit Agreement as of the date hereof) of all lenders and other financial institutions party to the Senior Credit Agreement, as such amount may be reduced from time to time in accordance with the terms thereof.

                  "Senior Credit Agreement" means that certain [Credit Agreement] dated as of _________, 2003, among _____________, ______________
and the Senior Agent, as amended, amended and restated, modified, supplemented, replaced or refinanced from time to time, in each case to the extent permitted hereunder.

                  "Senior Default" means a "Default", as such term is defined in Senior Credit Agreement, has occurred and is continuing.

                  "Senior Maturity Date" means "[Maturity Date]", as such term is defined in the Senior Credit Agreement.

                  "Senior Trustee" means _______________, as collateral trustee for the benefit of the secured parties under the Senior Loan Documents, until a successor collateral trustee shall have become such pursuant to the applicable provisions of _________________, and thereafter "Senior Trustee" shall mean such successor collateral trustee).

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in this Indenture or in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Subsidiary Guarantors" has the meaning set forth in the recital of parties to this Indenture.

                  "Surviving Debt" means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the Transaction.

                  "Take-Out Financing" means one or more public and/or private offerings of Take-Out Securities to Persons other than the Parent or any of its Subsidiaries, all of the Net Cash Proceeds of which are used to repay the Securities in accordance with Article Nine.

                  "Take-Out Securities" means subordinated debt securities (including convertible debt) and/or Preferred Interests or other equity interests issued and sold, or incurred, by the Parent or the Company.

                  "Taxes" has the meaning specified in Section 313(a).

                  "Termination Date" means the earlier of (a) ______ __, 2008 and (b) the date of acceleration of the repayment of the Securities pursuant to Article Five.

                  "Transaction" means the issuance of the Securities pursuant to this Indenture and the other transactions contemplated by the Transaction Documents.

                  "Transaction Documents" means, collectively, the Loan Documents and the Related Documents.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 805.

                  "Trustees" means the Indenture Trustee and the Collateral Trustee.

                  "U.S. Government Obligations" has the meaning specified in Section 1204(a).

                  "Vice President", when used with respect to the Company or the Indenture Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Interests" means shares of Capital Stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Welfare Plan" means a welfare plan, as defined in
Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

         SECTION 102. Compliance Certificates and Opinions.
                      ------------------------------------

                  Upon any application or request by the Company or any other Loan Party to the Indenture Trustee to take any action under any provision of this Indenture, the Company or such other Loan Party, as the case may be, shall furnish to the Indenture Trustee an Officers Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103. Form of Documents Delivered to Indenture Trustee.
                      ------------------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company or any other Loan Party may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such other Loan Party, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or such other Loan Party, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders.
                      ---------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Company or the other Loan Parties. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Indenture Trustee deems sufficient.

                  (c) The outstanding principal amount of the Securities and the serial numbers of Securities held by any Person, if any, and the date of holding the same, shall be proved by the Security Register.

                  (d) If the Company or any other Loan Party shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or such other Loan Party may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or such other Loan Party, as the case may be, shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee, any Security Register, any Paying Agent, or any Loan Party in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105. Notices, etc., to Indenture Trustee, Company.
                      --------------------------------------------

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Indenture Trustee by any Holder or by any Loan Party shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, Attention: [Corporate Trust Administration Division], or

                  (2) any Loan Party by the Indenture Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Loan Party addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Indenture Trustee by the Company.

         SECTION 106. Notice to Holders; Waiver.
                      -------------------------

                  Where this Indenture provides for notice of any event to Holders by any Loan Party or the Indenture Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         SECTION 107. Effect of Headings and Table of Contents.
                      ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108. Successors and Assigns.
                      ----------------------

                  All covenants and agreements in this Indenture by any Loan Party shall bind its successors and assigns, whether so expressed or not.

         SECTION 109. Separability Clause.
                      -------------------

                  In case any provision in this Indenture, in the Securities or in any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110. Benefits of Indenture.
                      ---------------------

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111. Governing Law.
                      -------------

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                                  ARTICLE TWO

                            SECURITY FORMS; REGISTER

         SECTION 201. Forms Generally.
                      ---------------

                  (a) The certificated Securities issued on the Effective Date in global form and the related Indenture Trustee's certificate of authentication for such Securities shall be in substantially the forms set forth in Exhibit A-1, and shall be deposited with the Indenture Trustee. Any Securities issued in certificated form from time to time to one or more Holders in accordance with Section 201(d) shall be in substantially the forms set forth in Exhibit A-2, A-3, or A-4, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and such Securities may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  (b) Securities in certificated form may be printed, lithographed or produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                  (c) The terms and provisions contained in the form of Securities set forth in Exhibits A-1, A-2, A-3, and A-4, respectively, shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Indenture Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of the form of Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (d) Each Holder shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Holder under the Notes held by such Holder from time to time, including the amounts of principal and interest payable and paid to such Holder from time to time hereunder. The Company agrees that upon notice by any Holder to the Company (with a copy of such notice to the Indenture Trustee) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Holder to evidence (whether for purposes of pledge, enforcement or otherwise) the amounts of owing to such Holder under the Notes, the Company shall promptly execute and deliver to such Holder, with a copy to the Indenture Trustee, a Note in substantially the form of Exhibit A-2, A-3, or A-4, as applicable, payable to the order of such Holder in a principal amount equal to the amount of principal owed to such Holder under such Note and the principal amount of the global note held by the Indenture Trustee shall be reduced by an equal amount. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.

                  (e) The Security Register maintained by the Indenture Trustee pursuant to Section 307(b) shall include a control account, and a subsidiary account for each Holder, in which accounts (taken together) shall be recorded
(i) the amount of any principal or interest due and payable or to become due and payable from the Company to each Holder hereunder, and (ii) the amount of any sum received by the Indenture Trustee from the Company hereunder and each Holder's share thereof.

                  (f) Entries made in good faith by the Indenture Trustee in the Security Register pursuant to subsection (e) above, and by each Holder in its account or accounts pursuant to subsection (d) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Company to, in the case of the Security Register, each Holder and, in the case of such account or accounts, such Holder, under this Indenture, absent manifest error; provided, however, that the failure of the Indenture Trustee or such Holder to make an entry, or any finding that an entry is incorrect, in the Security Register or such account or accounts shall not limit or otherwise affect the obligations of the Company under this Indenture.

          SECTION 202. Initial Securities Issued in Global Form.
                       ----------------------------------------

                  The Securities issued on the Effective Date to the Indenture Trustee shall, when authenticated by the indenture Trustee, represent such of the Outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of such Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Indenture Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Indenture Trustee pursuant to
Section 305 or 306 or pursuant to Section 201(d). If a Company Order pursuant to Section 305 or 306 has been, or simultaneously is, delivered or the Company is required to reduce the amount of the global note upon the issuance of a Security in the form set forth in Exhibit A-2, A-3 or A-4 pursuant to Section 201(d), any instructions by the Company with respect to endorsement, delivery or redelivery of the Securities in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

                  Notwithstanding the provisions of Section 309, payment of principal of (and premium, if any) and interest, if any, on the Securities issued on the Effective Date in global form shall be made to the Person or Persons specified therein.

          SECTION 203. Form of Legend for Global Securities.
                       ------------------------------------

                  The Securities issued on the Effective Date in global form, as authenticated and delivered hereunder, shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE INDENTURE TRUSTEE OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH INDENTURE TRUSTEE OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE INDENTURE TRUSTEE TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF THE INDENTURE TRUSTEE, OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE INDENTURE TRUSTEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, THE INDENTURE TRUSTEE, HAS AN INTEREST HEREIN.

                                 ARTICLE THREE

                                 THE SECURITIES

          SECTION 301. Title.
                       -----

                  The aggregate principal amount of Securities which may be delivered under this Indenture is limited to an amount equal to $200,942,000 plus Additional Amounts.

                  The Notes shall be known and designated as the Second Lien Notes Due 2008.

          SECTION 302. Repayment of Principal.
                       ----------------------

                  (a) On each Amortization Date and, as applicable, each Rollover Date, the Company shall pay the Maximum Payment Amount, in each case in accordance with Section 309, for the ratable benefit of the Holders. All original outstanding principal of the Securities (other than the Additional Amounts) shall be repaid on the Termination Date.

                  (b) On the PIK Termination Date, the Company shall pay, in accordance with Section 309 for the ratable benefit of the Holders, all outstanding Additional Amounts.

         SECTION 303. Interest.
                      --------

                  (a) Scheduled Interest. The Company shall pay, in accordance with Section 309 for the ratable benefit of the Holders, interest on the unpaid principal amount of the Securities from the date of issuance of the Securities until such amount shall be paid in full, at the higher of the following rates per annum:

                  (i) Eurodollar Rate. A rate per annum equal at all times during each Interest Period to the sum of (A) the Eurodollar Rate for such Interest Period plus (B) the Applicable Margin in effect on the first day of such Interest Period; or

                  (ii) Fixed Rate. A rate equal to 9.5% per annum plus the Applicable Margin,

payable (subject to Section 303 (b) and (c)), in either case, in arrears on the last day of each Interest Period (each, an "Interest Payment Date"). The Securities shall bear interest at the [Fixed Rate][Eurodollar Rate] plus the Applicable Margin for the Interest Period commencing on the Effective Date, and thereafter the interest rate for any Interest Period shall be determined by the Indenture Trustee no later than 11:00 A.M. (New York time) on the third Business Day prior to the first day of each subsequent Interest Period.

                  (b) Senior Default - Option to Pay Interest in Kind. If, on and as of any Interest Payment Date, a Senior Default shall have occurred and shall have been continuing for less than 180 days, all (but not less than all) of the interest due on such Interest Payment Date may, at the option of the Company upon three Business Days' notice to the Indenture Trustee (who shall give prompt written notice thereof to each Holder) prior to such Interest Payment Date, be paid by the Company by adding to the outstanding principal amount of the Securities an amount equal to such interest (such additional principal amount to be evidenced by (i) each Holder in its accounts in accordance with Section 201(d) or (ii) at the request of any Holder, the issuance by the Company to such Holder of a Note in a principal amount equal to such Holder's pro rata portion of the interest to be paid on such Interest Payment Date in the form of Exhibit A-4 hereto, dated such Interest Payment Date (each, a "PIK Note")).

                  (c) Excess Interest - Option to Pay Interest in Kind. Any interest on the unpaid principal amount of the Securities payable hereunder in excess of 12% per annum may, at the option of the Company upon three Business Days' notice to the Indenture Trustee (who shall give prompt written notice thereof to each Holder) prior to the applicable Interest Payment Date, be paid by the Company by adding to the outstanding principal amount of the Securities an amount equal to such excess portion of interest (such additional principal amount to be evidenced by (i) each Holder in its accounts in accordance with
Section 201(d) or (ii) at the request of any Holder, the issuance by the Company to such Holder of a PIK Note in a principal amount equal to such Holder's pro rata portion of the excess portion of interest to be paid on such Interest Payment Date, dated such Interest Payment Date).

                  (d) Default Interest. Upon the occurrence and during the continuance of a Default, the Company shall pay interest on (i) the unpaid principal amount of the Securities, payable in arrears on the applicable Interest Payment Dates and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum otherwise required to be paid on such Security pursuant to clause (a) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid.

                  (e) Notice of Interest Period and Interest Rate. Promptly after the commencement of an Interest Period when Securities bearing interest at the Eurodollar Rate convert to Securities bearing interest at the Fixed Rate (pursuant to clause (a) of this Section 303 or Section 312(c)), or when Securities bearing interest at the Fixed Rate convert to Securities bearing interest at the Eurodollar Rate (pursuant to clause (a) of this Section 303), the Indenture Trustee shall give notice to the each Holder of the applicable interest rate determined by the Indenture Trustee for purposes of clause (a)(i) or (a)(ii) above.

         SECTION 304. Denominations.
                      -------------

                  The Securities shall be issuable to each Holder requesting Securities in the form of Exhibit A-2, A-3 or A-4, as applicable, in each case pursuant to Section 201(d), in the applicable denominations therefor.

         SECTION 305. Execution, Authentication, Delivery and Dating.
                      ----------------------------------------------

                  The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President.

                  Securities bearing the signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Securities or did not hold such offices at the date of such Securities.

                  Each Security shall be dated the date of its delivery.

                  No Security issued in global form shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Indenture Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         SECTION 306. Temporary Securities.
                      --------------------

                  Pending the preparation of definitive Securities issued in global form, the Company may execute, and upon Company Order the Indenture Trustee shall authenticate and deliver, temporary Securities in global form in the form of Exhibit A-1 which are printed, lithographed, typewritten, mimeographed or otherwise produced, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued as aforesaid, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Indenture Trustee designated for such purpose pursuant to Section 1001. Upon surrender for cancellation of any one or more temporary Securities in global form, the Company shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations in global form. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 307. Registration, Registration of Transfer and Exchange.
                      ---------------------------------------------------

                  (a) Each Holder may assign to one or more Persons (other than the Company or any Affiliate of the Company) all or a portion of its rights and obligations under this Indenture (including, without limitation, all or a portion of the Securities held by it); provided, however, that (i) except in the case of an assignment (A) of all of a Holder's rights and obligations under this Indenture or (B) to a Person that immediately prior to such assignment was a Holder, the aggregate amount of the Securities being assigned to such assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 and integral multiples of $500,000 in excess thereof and
(ii) the parties to each such assignment shall execute and deliver to the Indenture Trustee, for its acceptance and recording in the Security Register, an Assignment and Acceptance, together with any Securities subject to such assignment and a processing and recordation fee of $__________.

                  (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall, to the extent that rights hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights of a Holder hereunder and (ii) the Holder assignor thereunder shall, to the extent that rights hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 312 and 313 to the extent any claim thereunder relates to an event arising prior to such assignment) hereunder.

                  (c) By executing and delivering an Assignment and Acceptance, each Holder assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Holder makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Holder makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Indenture and the Note Distribution Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Trustee, such assigning Holder or any other Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Indenture; (v) such assignee confirms that it is not the Company nor an Affiliate of the Company;
(vi) such assignee appoints and authorizes each Trustee to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Trustee by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto.

                  (d) The Indenture Trustee shall maintain at its Corporate Trust Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the register maintained in such office being herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The entries in the Security Register shall be conclusive and binding for all purposes, absent manifest error, and the Company and the Holders shall treat each Person whose name is recorded in the Security Register as a Holder hereunder for all purposes of this Indenture. The Security Register shall be available for inspection by the Company or any Holder at any reasonable time and from time to time upon reasonable prior notice. The Indenture Trustee is hereby appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided. [additional language regarding administrative procedures to be added as required by Indenture Trustee]

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Holder and an assignee, together with any Securities subject to such assignment, the Indenture Trustee shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Security Register and (iii) give prompt notice thereof to the Company. In the case of any assignment by a Holder, within five Business Days after its receipt of such notice, the Company, at its own expense, shall, at the request of the Indenture Trustee or such assignee, execute and deliver to the Indenture Trustee a new Security to the order of such assignee in an amount equal to the Securities assigned to it pursuant to such Assignment and Acceptance and, if any assigning Holder has retained Securities hereunder, a new Security to the order of such assigning Holder in an amount equal to the Securities retained by it hereunder. Such new Security or Securities shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Security or Securities, if applicable, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-2, A-3 or A-4 hereto, as the case may be.

                  (f) All Securities issued upon any registration of transfer of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer. Every Security presented or surrendered for registration of transfer shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made by the Company for any or exchange or prepayment of Securities.

                  (g) Each Holder may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights under this Indenture (including, without limitation, all or a portion of the Securities held by it); provided, however, that (i) such Holder shall remain the holder of any such Security for all purposes of this Indenture, (ii) the Company and each Trustee shall continue to deal solely and directly with such Holder in connection with such Holder's rights under this Indenture and (iii) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Securities or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Securities or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

                  (h) Any Holder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 307, disclose to the assignee or participant or proposed assignee or participant any information relating to the Company furnished to such Holder by or on behalf of the Company; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Holder.

                  (i) Notwithstanding any other provision set forth in this Indenture, any Holder may at any time create a security interest in all or any portion of its rights under this Indenture (including, without limitation, the Securities held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

         SECTION 308. Mutilated, Destroyed, Lost and Stolen Securities.
                      ------------------------------------------------

                  (a) If (i) any mutilated Security is surrendered to the Indenture Trustee, or (ii) the Company and the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Indenture Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  (b) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  (c) Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 309. Payments; Computations.
                       ----------------------

                  (a) The Company shall make each payment of principal and interest hereunder and under the Securities, irrespective of any right of counterclaim or set-off, not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Indenture Trustee at the Indenture Trustee's Account in same day funds, with payments being received by the Indenture Trustee after such time being deemed to have been received on the next succeeding Business Day. The Indenture Trustee will promptly thereafter cause like funds to be distributed ratably to each Holder specified in the Security Register on such date for such payment for the account of its Notice Address, in each case in accordance with the terms of this Indenture.

                  (b) The Company hereby authorizes each Holder and each of its Affiliates, if and to the extent payment owed to such Holder is not made when due hereunder or, in the case of a Holder, under the Security held by such Holder, to charge from time to time, to the fullest extent permitted by law, against any or all of the Company's accounts with such Holder or such Affiliate any amount so due.

                  (c) All computations of interest based on the Fixed Rate shall be made by the Indenture Trustee on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate shall be made by the Indenture Trustee on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Indenture Trustee of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Securities shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest; provided, however, that, if such extension would cause payment of interest on or principal of Securities bearing interest at the Eurodollar Rate to be made in the next following calendar month, such payment shall be made on the next preceding Business Day

                  (e) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 310. Persons Deemed Owners.
                      ---------------------

                  (a) Prior to the due presentment of a Security for registration of transfer, each Loan Party, the Indenture Trustee and any agent of any Loan Party or the Indenture Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Loan Parties, the Indenture Trustee or any agent of any Loan Party or the Indenture Trustee shall be affected by notice to the contrary.

                  (b) None of the Company, the Guarantors, any Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 311. Cancellation.
                      ------------

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Indenture Trustee for cancellation any Securities previously delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Indenture Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Indenture Trustee for cancellation. All cancelled Securities held by the Indenture Trustee shall be disposed of by the Indenture Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

         SECTION 312. Increased Costs, Etc.
                      ---------------------

                  (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Holder of funding or maintaining Securities bearing interest at the Eurodollar Rate (excluding, for purposes of this Section 312, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 313 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Holder is organized or any political subdivision thereof), then the Company shall from time to time, upon demand by such Holder (with a copy of such demand to the Indenture Trustee), pay to the Indenture Trustee for the account of such Holder additional amounts sufficient to compensate such Holder for such increased cost. A certificate as to the amount of such increased cost, submitted to the Company by such Holder, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Holder determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Holder or any corporation controlling such Holder and that the amount of such capital is increased by or based upon the existence of such Holder's investment in the Securities, then, upon demand by such Holder or such corporation (with a copy of such demand to the Indenture Trustee), the Company shall pay to the Indenture Trustee for the account of such Holder, from time to time as specified by such Holder, additional amounts sufficient to compensate such Holder in the light of such circumstances, to the extent that such Holder reasonably determines such increase in capital to be allocable to the existence of such Holder's investment in the Securities. A certificate as to such amounts submitted to the Company by such Holder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Notwithstanding any other provision of this Indenture, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Holder to perform its obligations hereunder to continue to hold Securities bearing interest at the Eurodollar Rate hereunder, then, on notice thereof and demand therefor by such Holder to the Company through the Indenture Trustee, all Securities will automatically, upon such demand, convert to bear interest at the Fixed Rate.

         SECTION 313. Taxes.
                      -----

                  (a) Any and all payments by the Company or any Loan Party to or for the account of any Holder or the Indenture Trustee hereunder or under the Securities or any other Loan Document shall be made, in accordance with
Section 309 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Holder and the Indenture Trustee, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Holder or the Indenture Trustee, as the case may be, is organized or any political subdivision thereof and, in the case of each Holder, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Holder's lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Securities being hereinafter referred to as "Taxes"). If the Company or any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Security or any other Loan Document to any Holder or the Indenture Trustee, (i) the sum payable by the Company shall be increased as may be necessary so that after the Company and the Indenture Trustee have made all required deductions (including deductions applicable to additional sums payable under this Section 313) such Holder or the Indenture Trustee, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make all such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Company shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under any Securities or any other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Indenture, the Securities or other Loan Documents (hereinafter referred to as "Other Taxes").

                  (c) The Company shall indemnify each Holder and the Indenture Trustee for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 313, imposed on or paid by such Holder or the Indenture Trustee (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Holder or the Indenture Trustee (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Company shall furnish to the Indenture Trustee, at the Corporate Trust Office, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Indenture Trustee. In the case of any payment hereunder or under the Securities or the other Loan Documents by or on behalf of the Company through an account or branch outside the United States or by or on behalf of the Company by a payor that is not a United States person, if the Company determines that no Taxes are payable in respect thereof, the Company shall furnish, or shall cause such payor to furnish, to the Indenture Trustee, at such address, an opinion of counsel acceptable to the Indenture Trustee stating that such payment is exempt from Taxes. For purposes of this subsection (d), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                                 ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401. Satisfaction and Discharge of Indenture.
                      ---------------------------------------

               (a) This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Indenture Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                   (i) Either

                      (1) all Securities theretofore authenticated, if
            applicable, and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (B) Securities for whose payment money has theretofore been deposited in trust with the Indenture Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1002) have been delivered to the Indenture Trustee for cancellation; or

                      (2) all such Securities not theretofore delivered to the
            Indenture Trustee for cancellation

                            (a) have become due and payable, or

                            (b) will become due and payable at their Stated
                      Maturity within one year, or

                            (c) are to be called for redemption within one year
                      under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Company,

                      and the Company, in the case of (a), (b) or (c) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Prepayment Date, as the case may be;

                   (ii) the Company has paid or caused to be paid all other
            sums payable hereunder by the Company; and

                   (iii) the Company has delivered to the Indenture Trustee an
            Officers Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

               (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Indenture Trustee under
Section 606 and, if money shall have been deposited with the Indenture Trustee pursuant to clause (a)(i)(2) of this Section, the obligations of the Indenture Trustee under Section 402 and the last paragraph of Section 1002 shall survive.

         SECTION 402. Application of Trust Money.
                      --------------------------

                  Subject to the provisions of the last paragraph of
Section 1003, all money deposited with the Indenture Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                    REMEDIES

         SECTION 501. Events of Default.
                      -----------------

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) (i) the Company or any other Loan Party shall fail to pay any principal of any Security when the same shall become due and payable or (ii) the Company or any other Loan Party shall fail to pay any interest on any Security, or the Company or any other Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within three Business Days after the same becomes due and payable; or

                  (b) any representation or warranty made by the Company or any other Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) the Company or any other Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section [list appropriate covenants]; or

                  (d) the Company or any other Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which
         (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Company by the Indenture Trustee or any Holder; or

                  (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of or interest on or any other amount payable in respect of any Debt of such Loan Party or such Subsidiary (as the case may be) that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $20,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment , acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate the maturity of such Debt or otherwise to cause such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (f) any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $__________* shall be rendered against any Loan Party or any of its Subsidiaries and either
         (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

__________________
* Appropriate amounts to be inserted consistent with comparable provisions in the Senior Credit Agreement, but less restrictive in each case



                  (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably likely to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

                  (j) any Collateral Document or financing statement after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected second priority lien on and security interest in the Collateral purported to be covered thereby; or

                  (k) a Change of Control shall occur; or

                  (l) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $__________; or

                  (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $__________ or requires payments exceeding $__________ per annum; or

                  (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $_________.

         SECTION 502.   Acceleration of Maturity; Rescission and Annulment.
                        ---------------------------------------------------

                  (a) If an Event of Default occurs and is continuing, then and in every such case the Indenture Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare the principal amount of all the Securities, all interest thereon and all other amounts payable under this Indenture and the other Loan Documents to be due and payable immediately, by a notice in writing to the Company (and to the Indenture Trustee if given by Holders), and upon any such declaration such principal amount and such other amounts shall become immediately due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) under the Federal Bankruptcy Code, the Securities, all such principal and interest and other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

                  (b) At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article Five, the Required Holders, by written notice to the Company and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Company has paid or deposited with the Indenture Trustee a sum sufficient to pay,

                          (A) all overdue interest on all Outstanding
                  Securities,

                          (B) all unpaid principal of any Outstanding
                  Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                          (C) to the extent that payment of such interest is
                  lawful, interest on overdue interest at the rate borne by the Securities, and

                          (D) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                  (ii) all Events of Default, other than the non-payment of amounts of principal of or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by
                      -------------------------------------------------------
Indenture Trustee.
-----------------

                  (a) The Company covenants that if:

                  (i) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 3 Business Days, or

                  (ii) default is made in the payment of the principal of any Security at the Maturity thereof,

                  (b) the Company will, upon demand of the Indenture Trustee, pay to the Indenture Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

                  (c) If the Company fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  (d) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. Indenture Trustee May File Proofs of Claim.
                      ------------------------------------------

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any other Loan Party or any other obligor upon the Securities or the property of the Company, such other Loan Party or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Holders, to pay the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 606.

                  (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. Indenture Trustee May Enforce Claims Without
                       --------------------------------------------
Possession of Securities.
------------------------

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. Application of Money Collected.
                      ------------------------------

                  Any money collected by the Indenture Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Indenture Trustee under Section 606;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities and all other Obligations of the Loan Parties due to the Holders in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest and in respect of such other Obligations; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507.    Limitation on Suits.
                         --------------------

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Required Holders;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal and
                      -------------------------------------------------------
Interest.
--------
                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such Security of the principal of and interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of prepayment , on the Prepayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. Restoration of Rights and Remedies.
                      ----------------------------------

                  If the Indenture Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the other Loan Parties, the Indenture Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. Rights and Remedies Cumulative.
                      ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 308(d), no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. Delay or Omission Not Waiver.
                      -----------------------------

                  No delay or omission of the Indenture Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Holders, as the case may be.

         SECTION 512. Control by Holders.
                      ------------------

                  The Required Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction, and

                  (c) the Indenture Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

        SECTION 513.  Waiver of Past Defaults.
                      ------------------------

                  (a) The Required Holders may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

                  (i) in respect of the payment of the principal of or interest on any Security, or

                  (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 514. Waiver of Stay or Extension Laws.
                      --------------------------------

                  The Company covenants for itself and (to the extent that it may lawfully do so) each other Loan Party that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company hereby expressly waives for itself and (to the extent that it may lawfully do so) each other Loan Party all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

         SECTION 601. Notice of Defaults.
                      ------------------

                  Within 90 days after the occurrence of any Default hereunder, the Indenture Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Indenture Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any Security or in the payment of any sinking fund installment, the Indenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Indenture Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in
Section 501(f) no such notice to Holders shall be given until at least 10 days after the occurrence thereof.

         SECTION 602. Certain Rights of Indenture Trustee.
                      -----------------------------------

                  (a) Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (i) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (iii) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers Certificate;

                  (iv) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (v) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (vi) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (vii) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (viii) the Indenture Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  (b) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 603. Indenture Trustee Not Responsible for Recitals or
                      -------------------------------------------------
Issuance of Securities.
----------------------

                  The recitals contained herein and in the Securities, except for the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Indenture Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Indenture Trustee shall not be accountable for the use or application by the Company of Securities.

         SECTION 604. May Hold Securities.
                      -------------------

                  The Indenture Trustee, any Paying Agent, any Security Registrar or any other agent of any Loan Party or of the Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Indenture Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 605.  Money Held in Trust.
                       -------------------

                  Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 606. Compensation and Reimbursement.
                      ------------------------------

                  (a) The Company agrees:

                     (i) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                     (iii) to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (b) The obligations of the Company under this Section to compensate the Indenture Trustee, to pay or reimburse the Indenture Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Indenture Trustee shall constitute additional Obligations of the Company hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such Obligations of the Company, the Indenture Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

                  (c) When the Indenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  (d) The provisions of this Section shall survive the termination of this Indenture.

         SECTION 607. Corporate Indenture Trustee Required; Eligibility.  There
                      -------------------------------------------------
shall be at all times a Indenture Trustee hereunder which shall be eligible to act as Indenture Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608. Resignation and Removal; Appointment of Successor.
                      -------------------------------------------------

                  (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 609.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Indenture Trustee required by Section 609 shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by Act of the Required Holders, delivered to the Indenture Trustee and to the Company.

                  (d) If at any time:

                     (i) the Indenture Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                     (ii) the Indenture Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                     (iii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company, by a Board Resolution, may remove the Indenture Trustee, or (2) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed by Act of the Required Holders delivered to the Company and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Company. If no successor Indenture Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Securities in the manner provided for in
Section 106. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         SECTION 609. Acceptance of Appointment by Successor.
                      --------------------------------------

                  Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of the Company or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

       SECTION 610. Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------

                  Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                 ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701. Disclosure of Names and Addresses of Holders.
                      --------------------------------------------

                  Every Holder of Securities, by receiving and holding the same, or the benefits conferred thereby, agrees with the Company and the Indenture Trustee that none of the Loan Parties or the Indenture Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702. Reports by Indenture Trustee.
                      ----------------------------

                  Within 60 days after [May 15] of each year commencing with [May 15, 2003], the Indenture Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such [May 15] if required by TIA Section 313(a).

         SECTION 703. Reports by Company.
                      ------------------

                  The Company shall:

                  (a) file with the Indenture Trustee, within 15 days after the Company or any other Loan Party is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or such other Loan Party may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or such other Loan Party is not required to file information, documents or reports pursuant to either of said Sections, then the Company shall file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or such other Loan Party with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Company or such other Loan Party pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

         SECTION 801. Supplemental Indentures Without Consent of Holders.
                      --------------------------------------------------

                  Without the consent of any Holders, the Company (and any of the other Loan Parties, if applicable), when authorized by a Board Resolution, and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                 (a) to add to the covenants of the Company or the other Loan Parties for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any other Loan Party; or

                 (b) to add any additional Events of Default; or

                 (c) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee pursuant to the requirements of Section 609; or

                 (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect.

         SECTION 802. Supplemental Indentures with Consent of Holders.
                      -----------------------------------------------

                  With the consent of the Required Holders, by Act of said Holders delivered to the Company and the Indenture Trustee, the Company and, if applicable, the other Loan Parties, when authorized by a Board Resolution, and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of all of the Holders, do any of the following at any time:

                 (i) change the number of Holders or the percentage of the aggregate unpaid amount of principal under the Securities that shall be required for the Holders or any of them to take any action hereunder, modify any of the provisions of the definition of "Required Holders", this Section or Sections 513 and [10____]*;



_______________
*     Cross-reference to "Waiver of Certain Covenants."


                 (ii) reduce or limit the obligations of any Guarantor under
      Section 1301 or the equivalent provisions of the Guarantee Supplement issued by it or release such Guarantor or otherwise limit such Guarantor's liability with respect to the Obligations owing to the Indenture Trustee and the Holders (other than in accordance with the terms hereof);

                 (iii) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents;

                 (iv) reduce the principal of, or interest on, the Securities or other amounts payable hereunder;

                 (v) postpone any date scheduled for any payment of principal of, or interest on, the Securities pursuant to Section 302 or 303 or any date fixed for payment of other amounts payable hereunder; or

                 (vi) impair the right to institute suit for the enforcement of any payments hereunder after the Stated Maturity thereof (or, in the case of prepayment, on or after the Prepayment Date); or

                 (vii) change the order of application of any prepayment set forth in Article Nine in any manner that materially affects such Holder.

                  (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 803.  Execution of Supplemental Indentures.
                       -------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustees own rights, duties or immunities under this Indenture or otherwise.

         SECTION 804.  Effect of Supplemental Indentures.
                       ----------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter delivered hereunder shall be bound thereby.

         SECTION 805.  Conformity with Trust Indenture Act.
                       ------------------------------------

                  Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 806.  Reference in Securities to Supplemental Indentures.
                       ---------------------------------------------------

                  Securities delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Indenture Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company in exchange for Outstanding Securities.

         SECTION 807.  Notice of Supplemental Indentures.
                       ----------------------------------

                  Promptly after the execution by the Company and the Indenture Trustee of any supplemental indenture pursuant to the provisions of Section 802, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                 ARTICLE NINE

                                  PREPAYMENTS

         SECTION 901. Optional.  The Company may at any time, and from time to
                      --------
time, at its option, prepay the Securities in whole or ratably in part, in a minimum aggregate amount of $5,000,000, upon not less than 3 Business Days nor more than 10 days' notice, at a Prepayment Price equal to 100% of the principal amount of thereof (including Additional Amounts), plus accrued and unpaid interest thereon, if any, to the applicable Prepayment Date.

         SECTION 902.  Mandatory.
                       ---------

                  (a) The Company shall, upon receipt by the Parent or the Company of the Net Cash Proceeds from the incurrence, sale or issuance of the Take-Out Securities, deposit or cause to be deposited the amount of such Net Cash Proceeds with the Indenture Trustee for prepayment of Securities in accordance with Section 902(c).

                  (b) The Company shall, upon receipt by the Parent or any Subsidiary of the Parent of the Net Cash Proceeds from (i) the sale, lease, transfer or other disposition of any assets of the Parent or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i), ( ) or ( ) of Section ____ [asset sale covenant]) or (B) the incurrence or issuance by the Parent or any of its Subsidiaries of any Debt (other than the Take-Out Securities or other Debt permitted to be incurred or issued pursuant to clause ( ), ( ) or ( ) of Section ____ [Debt covenant]), in each case deposit or cause to be deposited the amount of such Net Cash Proceeds not required to be applied to prepay advances under the Senior Credit Agreement with the Indenture Trustee for prepayment of Securities in accordance with Section 902(c).

                  (c) Within 3 Business Days of receipt, the Indenture Trustee shall use such Net Cash Proceeds deposited with it pursuant to Section 902(a) and (b) to prepay Outstanding Securities at a price of 100% of the principal amount thereof (including Additional Amounts), plus accrued and unpaid interest thereon, to the applicable Prepayment Date. Each such prepayment or redemption shall be applied ratably to the Securities, and to the remaining installments thereof pro rata. Amounts deposited with the Indenture Trustee under this Section 902 may not be withdrawn except to effect such prepayment or redemption as provided herein.

                  (d) All prepayments and redemptions under this Section 902 shall be made together with accrued interest to the date of such prepayment or redemption on the principal amount prepaid or redeemed.

         SECTION 903.  Notice to Indenture Trustee.
                       ----------------------------

                  If the Company elects to prepay Securities pursuant to
Section 901 hereof, or is required to prepay Securities pursuant to Section 902 hereof, it shall furnish to the Indenture Trustee, at least 3 Business Days but not more than 10 days before the Prepayment Date, an Officers' Certificate setting forth (i) the provision of this Indenture pursuant to which the prepayment shall occur, (ii) the Prepayment Date and (iii) the principal amount of Securities to be prepaid.

                  If less than all of the Securities are to be prepaid, the Indenture Trustee shall prepay Securities, or portions thereof, in such amounts as shall be necessary so that such prepayment is applied to the principal amount of the Securities on a pro rata basis. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for prepayment also apply to portions of Securities called for prepayment.

         SECTION 904.  Notice of Prepayment.
                       ---------------------

                  (a) Notice of prepayment shall be given in the manner provided for in Section 106 not less than 3 Business Days nor more than 10 days prior to the Prepayment Date, to each Holder whose Securities are to be prepaid.

                  (b) All notices of prepayment shall state:

                     (i) the Prepayment Date,

                     (ii) whether the prepayment is being made pursuant to
         Section 901 or Section 902;

                     (iii) the prepayment amount and the amount of accrued interest to the Prepayment Date payable as provided in Section 906, if any,

                     (iv) in case the Securities are to be prepaid in part only, the notice shall state (A) the portion of the principal amount of the Securities to be prepaid, (B) that, with respect to any Holder of certificated Securities, (1) on and after the Prepayment Date, upon surrender of such Security, such Holder will receive, without charge, a new Security or Securities for the principal amount thereof remaining after such prepayment and (2) the place or places where such Securities are to be surrendered for receipt of replacement Securities, and

                     (v) that on the Prepayment Date the Prepayment Price will become due and payable upon each such Security, or the portion thereof, to be prepaid, and that interest thereon will cease to accrue on and after said date on the portion thereof so prepaid.

                  (c) Once notice of prepayment is given in accordance with
Section 106 hereof, payment of such Prepayment Price by the Company becomes irrevocably due and payable on the Prepayment Date. A notice of prepayment may not be conditional.

         SECTION 905.  Deposit of Prepayment Price.
                       ----------------------------

                  (a) Prior to any Prepayment Date, the Company shall deposit with the Indenture Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1002) an amount of money sufficient to pay the Prepayment Price on that date.

                  (b) If the Company complies with the provisions of the preceding clause (a) on and after the Prepayment Date, interest shall cease to accrue on the Securities prepaid in full, or the portions of Securities prepaid. If any prepayment shall not be paid because of the failure of the Company to comply with the preceding clause (a), interest shall be paid on the unpaid principal, from the Prepayment Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 303(d) hereof.

         SECTION 906.  Securities Payable on Prepayment Date.
                       -------------------------------------

                  Notice of prepayment having been given as aforesaid, the Securities so to be prepaid shall, on the Prepayment Date, become due and payable at the Prepayment Price specified, and from and after such date (unless the Company shall default in the payment of such Prepayment Price) such Securities shall cease to bear interest on the portions of Securities prepaid.

         SECTION 907.  Securities Prepaid in Part.
                       ---------------------------

                  Any certificated Security which is prepaid only in part shall be promptly surrendered by the Holder thereof at the office or agency of the Indenture Trustee maintained for such purpose pursuant to Section 1001 (with, if the Company or the Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Indenture Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Security without service charge, a new Security or Securities in aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered which has not been prepaid.

                                 ARTICLE TEN

                             AFFIRMATIVE COVENANTS

                  So long as any Security or any other Obligation of any Loan Party under any Loan Document shall remain unpaid:

         SECTION 1001. Maintenance of Office or Agency.
                       -------------------------------

                  The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Indenture Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Indenture Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Company hereby appoints the Indenture Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 1002. Money for Security Payments to Be Held in Trust.
                       -----------------------------------------------

                  (a) If the Company shall at any time, upon written instruction of the Indenture Trustee, act as the Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Indenture Trustee of its action or failure so to act.

                  (b) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  (c) Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Company or any other Loan Party, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company or such other Loan Party) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and, if applicable, such other Loan Party, for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or such other Loan Party, as the case may be, as trustee thereof, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1003.  Statement by Officers As to Default.
                        -----------------------------------

                  (a) The Company will deliver to the Indenture Trustee, within 90 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this
Section 1003(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Debt of the Parent or any of its Subsidiaries gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $1,000,000), the Company shall deliver to the Indenture Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officer's Certificate specifying such event, notice or other action within three Business Days of its occurrence.

         SECTION 1004.  Waiver of Certain Covenants.
                        ---------------------------

                  The Parent may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1001 through 10__, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Indenture Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  [Additional affirmative covenants to be added consistent with the covenants in the Senior Credit Agreement, but less restrictive.]

                                ARTICLE ELEVEN

                              NEGATIVE COVENANTS

                  So long as any Security or any other Obligation of any Loan Party under any Loan Document shall remain unpaid:

         SECTION 1101. Liens, Etc.
                       ----------

                  Other than Permitted Liens, the Parent will not, and will not permit any of its Subsidiaries to, create, incur, assume or otherwise cause or become effective any Lien of any kind securing Debt or trade payables upon any of their property or assets, now owned or hereafter acquired, unless all payments due under this Indenture and the Securities are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien, other than the Liens under the Senior Loan Documents, provided that the Collateral Trustee, for the benefit of the Holders, is granted a perfected second priority lien on all Collateral in which a security interest is granted in favor of the Senior Trustee, for the benefit of the secured parties under the Senior Loan Documents.

         SECTION 1102.  Debt.
                        ----

                  The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Debt; provided, however, that the following shall not be prohibited by this Section 1102:

                  (a) the incurrence by the Company of Debt under the Senior Credit Agreement (and the incurrence by the Guarantors of guarantees thereof) in an aggregate principal amount then classified as having been incurred pursuant to this clause (a) at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the account parties thereunder) not to exceed $275,000,000 plus Additional Senior Commitments less the aggregate amount of all permanent repayments under the Senior Credit Agreement (and, in the case of any revolving credit Debt under the Senior Credit Agreement, corresponding commitment reductions thereunder);

                  (b) the incurrence by the Company and the Guarantors of Debt represented by the Securities issued hereunder, and the Guarantees;

                  (c) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company or any of its Subsidiaries of Debt represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Subsidiary (including through the purchase of Capital Stock of a Person engaged in a Permitted Business);

                  (d) the incurrence by the Company or any of its Subsidiaries of Hedging Obligations that are incurred in the ordinary course of business for the purpose of fixing or hedging (i) interest rate risk with respect to any floating rate Debt that is permitted by the terms of this Indenture to be outstanding, or (ii) currency exchange rate risk with respect to any currency exchanges or (iii) commodity risk;

                  (e) so long as no Default shall have occurred and be continuing or would be caused thereby, the guarantee by the Company or any of the Guarantors of Debt of the Company or any of the Subsidiaries that was permitted to be incurred by another provision of this Section 1102;

                  (f) the accrual of interest, the accretion or amortization of original issue discount and the payment of interest on any Debt in the form of additional Debt with the same terms will not be deemed to be an incurrence of Debt for purposes of this Section 1102; provided, in each such case, that the amount thereof is included in [Fixed Charges] of the Company as accrued;

                  (g) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company's Foreign Subsidiaries of Non-Recourse Debt, provided, however, that if any such Debt ceases to be Non-Recourse Debt of a Foreign Subsidiary, such event shall be deemed to constitute an incurrence of Debt by a Domestic Subsidiary of the Company that was not permitted by this clause (g);

                  (h) Debt consisting of customary indemnification, adjustments of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition of any business or assets permitted under this Indenture;

                  (i) Debt incurred by the Company or any of its Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including, without limitation, to letters of credit in respect to workers' compensation claims or self-insurance, or other Debt with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such Debt, such obligations are reimbursed within 30 days following such drawing or incurrence;

                  (j) Obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Subsidiary in an aggregate principal amount at any one time outstanding not to exceed $______________;

                  (k) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company or any Subsidiary of additional Debt in an aggregate principal amount (or accreted value, as applicable) at any time classified as outstanding under this clause (m), not to exceed $____________; and

                  (l) [additional debt exceptions, to be consistent with those contained in the Senior Credit Agreement, but less restrictive].

                  For purposes of determining compliance with this Section 1102, in the event that any proposed Debt meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (__) above, the Company will be permitted to classify such item of Debt on the date of its incurrence in any manner that complies with this Section 1102. In addition, the Company may, at any time, change the classification of an item of Debt, or any portion thereof, to any other clause of this
Section 1102, provided that the Company or a Subsidiary would be permitted to incur the item of Debt, or portion of the item of Debt, under the clauses of this Section 1102, at the time of reclassification. Debt under the Senior Credit Agreement outstanding on the date on which Securities are first issued under this Indenture shall be deemed to have been incurred on such date in reliance on the exception provided in Section 1102(a).

                  [Additional negative covenants to be added consistent with the covenants in the Senior Credit Agreement, but less restrictive.]

                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1201. Company's Option to Effect Defeasance or Covenant
                       -------------------------------------------------
Defeasance.
-----------
                  The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or
Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

         SECTION 1202.  Defeasance and Discharge.
                        -------------------------

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company and each other Loan Party shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Indenture Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the obligations of the Company and, to the extent applicable, the other Loan Parties, with respect to such Securities under Sections 306, 307, 308, 1001 and 1002, (C) the rights, powers, trusts, duties and immunities of the Indenture Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

         SECTION 1203.  Covenant Defeasance.
                        -------------------

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company and each other Loan Party shall be released from its obligations under any covenant contained in Sections 10__ through 10__ with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and each other Loan Party may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(f), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
                        -----------------------------------------------

                  The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Indenture Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge, and which shall be applied by the Indenture Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and interest on the Outstanding Securities on the Stated Maturity (or Prepayment Date, if applicable) of such principal or installment of interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Indenture Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Indenture Trustee, in accordance with Section 903 hereof, a notice of its election to prepay all of the Outstanding Securities at a future date in accordance with Article Nine hereof, which notice shall be irrevocable. Such irrevocable prepayment notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (b) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 501(f) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (d) In the case of an election under Section 1202, the Company shall have delivered to the Indenture Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since [date and year] , there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (e) In the case of an election under Section 1203, the Company shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f) The Company shall have delivered to the Indenture Trustee an Officers Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

         SECTION 1205.  Deposited Money and U.S. Government Obligations to Be
                        -----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------

                  Subject to the provisions of the last paragraph of
Section 1002, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Indenture Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Indenture Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Indenture Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Indenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Indenture Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

         SECTION 1206. Reinstatement.
                       -------------

                  If the Indenture Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Indenture Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1205; provided, however, that if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Indenture Trustee or Paying Agent.

                               ARTICLE THIRTEEN

                                  GUARANTEES

         SECTION 1301.  Guarantee; Limitation of Liability.
                        ----------------------------------

                  (a) Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Holder in enforcing any rights under this Guarantee or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Holder under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                  (b) Each Guarantor, and by its acceptance of this Guarantee, each Holder, hereby confirms that it is the intention of all such Persons that this Guarantee and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, each Holder and each Guarantor hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance.

                  (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Holder under this Guarantee or any other Guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Holders under or in respect of the Loan Documents

                  SECTION 1302. Guarantee Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The Obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Company or any other Loan Party or whether the Company or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other Guarantee, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

                  (f) any failure of any Holder to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Holder (each Guarantor waiving any duty on the part of the Holders to disclose such information);

                  (g) the failure of any other Person to execute or deliver this Guarantee, [any Guarantee Supplement] or any other Guarantee or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

                  (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Holder that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Loan Party or otherwise, all as though such payment had not been made.

          SECTION 1303.  Waivers and Acknowledgments.
                         ----------------------------

                  (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Holder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

                  (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Holder that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

                  (d) Each Guarantor acknowledges that the Collateral Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guarantee, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Collateral Trustee and the other Holders against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

                  (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Holder to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Holder.

                  (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 1302 and this Section 1303 are knowingly made in contemplation of such benefits.

                  (g) Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guarantee or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Holder against the Company, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee and (b) the date on which the Commitments shall have been terminated in whole, such amount shall be received and held in trust for the benefit of the Holders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Indenture Trustee in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising. If (i) any Guarantor shall make payment to any Holder of all or any part of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash, the Indenture Trustee will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guarantee.

                  SECTION 1304. Guarantee Supplements. Upon the execution and delivery by any Person of a Guarantee supplement in substantially the form of Exhibit C hereto (each, a "Guarantee Supplement"), (a) such Person shall be referred to as an "Additional Guarantor" and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a "Subsidiary Guarantor" shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to "this Guarantee", "hereunder", "hereof" or words of like import referring to this Guarantee, and each reference in any other Loan Document to the "Guarantee", "thereunder", "thereof" or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.

                  SECTION 1305. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the "Subordinated Obligations") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 1305:

                  (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Required Holders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Holders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Guarantor receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Indenture Trustee so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Holders and deliver such payments to the Indenture Trustee on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guarantee.

                  (d) Indenture Trustee Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Indenture Trustee is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and
(ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Indenture Trustee for application to the Guaranteed Obligations (including any and all Post Petition Interest).

                  SECTION 1306. Continuing Guarantee; Transfers. This Guarantee is a continuing Guarantee and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee, (b) be binding upon each Guarantor and its successors and (c) inure to the benefit of, and be enforceable by, the Holders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Holder may assign or otherwise transfer all or any portion of its rights and obligations under this Indenture and the Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise, in each case as and to the extent provided in Section 307. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Holders.

             SECTION 1307.  Confirmation of Representations and Warranties.
                            ----------------------------------------------

                  Each Guarantor hereby represents, warrants and confirms, as to itself and its Subsidiaries, as applicable, that each representation and warranty set forth in Article IV of the Note Distribution Agreement is true and correct, as if such Article IV were set forth herein in its entirety, with references to the Company being replaced by references to such Guarantor.

                                   * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                    WARNACO INC.


                                                    By ________________________
                                                        Title:



                                                    THE WARNACO GROUP, INC.


                                                     By ________________________
                                                        Title:



                                                    [SUBSIDIARY GUARANTORS]


                                                    By ________________________
                                                        Title:




                                                    WELLS FARGO BANK MINNESOTA,
                                                    NATIONAL ASSOCIATION


                                                     By ________________________
                                                        Title:

                                            SCHEDULE I

                               PRINCIPAL AMOUNTS and NOTICE ADDRESSES

==============================================================================================================
          Prepetition Holder                Aggregate Initial Principal               Notice Address
          ------------------                ---------------------------               --------------
                                          Amount of Securities Issued to
                                          ------------------------------
                                               Prepetition Holder
                                               ------------------


________________________                         $____________                  ________________________

                                                                                _________________________

_______________________                          $____________                  ________________________

                                                                                ________________________

_______________________                          $____________                  ________________________

                                                                                ________________________

                                                                                ________________________

==============================================================================================================

            Alvarez Holder                Aggregate Initial Principal Amount           Notice Address
            --------------                ----------------------------------           --------------
                                               Issued to Alvarez Holder
                                               ------------------------

________________________                         $___________                   _________________________

                                                                                _________________________

                                                                                _________________________

==============================================================================================================

                                EXHIBIT A-1

                   FORM OF SECURITY ISSUED IN GLOBAL FORM

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE INDENTURE TRUSTEE OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH INDENTURE TRUSTEE OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE INDENTURE TRUSTEE TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF INDENTURE TRUSTEE, OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE INDENTURE TRUSTEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, THE INDENTURE TRUSTEE, HAS AN INTEREST HEREIN.



                           [Form of Face of Note]

                                WARNACO INC.

                         Second Lien Notes Due 2008

No. 1                                                               $200,942,000

         WARNACO INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Wells Fargo Bank Minnesota, National Association, or registered assigns, for the benefit of the Holders specified in the Indenture, the principal sum of TWO HUNDRED MILLION NINE HUNDRED FORTY TWO THOUSAND DOLLARS on the dates specified in the Indenture, at the office or agency of the Indenture Trustee referred to below, and to pay interest thereon on the dates and at the interest rates specified in the Indenture, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for, as specified in the Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Interest Payment Date for such interest. Payment of the principal of and interest on this Security will be made by the Company to the Indenture Trustee, for the benefit of the Holders, at the office or agency of the Indenture Trustee maintained for that purpose in The City of New York, or at such other office or agency of the Indenture Trustee as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Indenture Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

         Dated: January __, 2003                       WARNACO INC.


                                                       By ______________________
                                                          Title:

Attest:


_____________________________
      Authorized Signature

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         Dated: January __, 2003

         This is the Security to be issued in global form referred to in the within-mentioned Indenture.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Indenture Trustee


                                          By ________________________________
                                             Authorized Officer

                             [Reverse of Note]


                         Second Lien Notes Due 2008

                  This Note is the duly authorized issue of security of the Company designated as its Second Lien Notes Due 2008 to be issued in global form to the Indenture Trustee (herein called the "Note"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $200,942,000, pursuant to that certain Indenture dated as of the date hereof among the Company, The Warnaco Group, Inc. ("Parent"), the other subsidiaries of Parent party thereto and Wells Fargo Bank Minnesota, National Association, trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Indenture Trustee and the Holders referred to therein.

         This Note is subject to optional and mandatory prepayment, as a whole or in part, at a Prepayment Price equal to 100% of the principal amount, together in the case of any such prepayment with accrued interest, if any, to the Prepayment Date, all as provided in the Indenture.

         If an Event of Default shall occur and be continuing, the principal of this Note (and all other principal then due under the Indenture) may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note (and all other amounts then due under the Indenture) and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Indenture Trustee with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note (and all other principal then due under the Indenture) at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Note will be registered in the Security Register maintained by the Indenture Trustee pursuant to the Indenture..

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                EXHIBIT A-2

                          FORM OF PREPETITION NOTE


$_______________                                      Dated:  _________ __, ____



         FOR VALUE RECEIVED, the undersigned, WARNACO, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Holder") the outstanding principal amount of this Note owing to the Holder by the Company pursuant to the Indenture dated as of January __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Company, the Parent, the Subsidiary Guarantors and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee for the Holders on the dates and in the amounts specified in the Indenture.

         The Company promises to pay interest on the unpaid principal amount of this Note from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Indenture.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, at _______________, _______________ _____, in same day funds, as specified in the Indenture. The principal owing to the Holder by the Company under this Note and the maturity thereof, and all payments made on account thereof, shall be recorded by the Holder and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Holder to make any such recordation or endorsement shall not affect the Obligations of the Company under this Note.

         This Note is one of the Prepetition Notes referred to in, and is entitled to the benefits of, the Indenture. The Indenture, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Company under this Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                                 WARNACO, INC.


                                                 By ____________________________
                                                    Title:


                                          PAYMENTS OF PRINCIPAL

------------------- ----------------------- ----------------------- ----------------------- ------------------------
                                                  Amount of                 Unpaid                 Notation
                      Initial Amount of          Principal Paid            Principal                 Made
       Date               Principal               or Prepaid               Balance                    By
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
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

                                 EXHIBIT A-3
                            FORM OF ALVAREZ NOTE



$_______________                                      Dated:  _________ __, ____



         FOR VALUE RECEIVED, the undersigned, WARNACO, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Holder") the outstanding principal amount of this Note owing to the Holder by the Company pursuant to the Indenture dated as of January __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Company, the Parent, the Subsidiary Guarantors and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee for the Holders on the dates and in the amounts specified in the Indenture.

         The Company promises to pay interest on the unpaid principal amount of this Note from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Indenture.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, at _______________, _______________ _____, in same day funds, as specified in the Indenture. The principal owing to the Holder by the Company under this Note and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Holder and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Holder to make any such recordation or endorsement shall not affect the Obligations of the Company under this Note.

         This Note is one of the Alvarez Notes referred to in, and is entitled to the benefits of, the Indenture. The Indenture, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Company under this Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                                 WARNACO, INC.


                                                 By  ___________________________
                                                     Title:



                                          PAYMENTS OF PRINCIPAL

------------------- ----------------------- ----------------------- ----------------------- ------------------------
                                                  Amount of                 Unpaid                 Notation
                      Initial Amount of          Principal Paid            Principal                 Made
       Date               Principal               or Prepaid               Balance                    By
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
------------------- ----------------------- ----------------------- ----------------------- ------------------------

                                  EXHIBIT A-4

                               FORM OF PIK NOTE


$_______________                                      Dated:  _________ __, ____



         FOR VALUE RECEIVED, the undersigned, WARNACO, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Holder") the outstanding amount of principal amount under this Note owing to the Holder by the Company pursuant to the Indenture dated as of January __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Company, the Parent, the Subsidiary Guarantors and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee for the Holders on the dates and in the amounts specified in the Indenture.

         The Company promises to pay interest on the unpaid principal amount of this Note from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Indenture.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, at _______________, _______________ _____, in same day funds, as specified in the Indenture. The principal owing to the Holder by the Company under this Note and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Holder and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Holder to make any such recordation or endorsement shall not affect the Obligations of the Company under this Note.

         This Note is one of the PIK Notes referred to in, and is entitled to the benefits of, the Indenture. The Indenture, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Company under this Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                           WARNACO, INC.


                                           By  ______________________________
                                                Title:



                                          PAYMENTS OF PRINCIPAL

------------------- ----------------------- ----------------------- ----------------------- ------------------------
                                                  Amount of                 Unpaid                 Notation
                      Initial Amount of          Principal Paid            Principal                 Made
       Date               Principal               or Prepaid               Balance                    By
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
------------------- ----------------------- ----------------------- ----------------------- ------------------------

------------------- ----------------------- ----------------------- ----------------------- ------------------------
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------------------- ----------------------- ----------------------- ----------------------- ------------------------
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

                               EXHIBIT B

                     FORM OF ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Indenture dated as of _________ __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Warnaco Inc., a Delaware corporation (the "Company"), The Warnaco Group, Inc. (the "Parent"), the subsidiaries of the Parent listed on the signature pages thereof and Wells Fargo Bank Minnesota, National Association, as Trustee for the Holders.

         Each of the Assignor (the "Assignor") and Assignee (the "Assignee") whose names appear on the signature pages hereof agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

         1. The Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights under the Indenture as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights under the Indenture. After giving effect to such sale and assignment, the amount of principal owing to the Assignee under the Securities held by it will be as set forth on Schedule 1 hereto.

         2. The Assignor (i) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Security or Securities held by the Assignor and requests that the Indenture Trustee exchange such Security or Securities for a new Security or Securities payable to the order of the Assignee in an amount equal to the portion of such Security or Securities assigned to the Assignee pursuant hereto or new Securities payable to the order of the Assignee in an amount equal to the portion of such Security or Securities assigned to the Assignee pursuant hereto and the Assignor in an amount equal to the portion of such Security or Securities assigned by the Assignor under the Indenture, respectively, as specified on Schedule 1 hereto.

         3. The Assignee (i) confirms that it has received a copy of the Indenture, the Note Distribution Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Trustee, the Assignor or any other Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is not an Affiliate of the Company; and (v) appoints and authorizes each Trustee to take such action as Trustee on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Trustee by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Indenture Trustee for acceptance and recording by the Indenture Trustee. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Indenture Trustee, unless otherwise specified on Schedule 1 hereto.

         5. Upon such acceptance and recording by the Indenture Trustee, as of the Effective Date, (i) the Assignee shall, to the extent provided in this Assignment and Acceptance, have the rights of a Holder under the Indenture and
(ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights under the Indenture (other than its rights under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights of the Assignor under the Indenture, the Assignor shall cease to be a party thereto.

         6. Upon such acceptance and recording by the Indenture Trustee, from and after the Effective Date, the Trustee shall make all payments under the Indenture and the Securities in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Indenture and the Securities for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This Assignment and Acceptance may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.



                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.



               [remainder of this page intentionally left blank]

                                 SCHEDULE 1
                                     to
                         ASSIGNMENT AND ACCEPTANCE

======================================================== ==========
ASSIGNOR:
-------------------------------------------------------- ----------
-------------------------------------------------------- ----------
[Alvarez][Prepetition] Notes
-------------------------------------------------------- ----------
      Percentage interest assigned                               %
-------------------------------------------------------- ----------
      Aggregate outstanding principal amount of
          [Alvarez][Prepetition] Notes and PIK Notes
           assigned                                      $
-------------------------------------------------------- ----------
      Principal amount of [Alvarez][Pre-Petition]
          Notes payable to Assignor                      $
-------------------------------------------------------- ----------
      Principal amount of PIK Notes payable
          to Assignor                                    $
======================================================== ==========





========================================================== ===========
ASSIGNEE:
---------------------------------------------------------- -----------
[Alvarez] [Prepetition] Notes
---------------------------------------------------------- -----------
Percentage interest assumed                                         %
---------------------------------------------------------- -----------
      Aggregate outstanding principal amount of
          [Alvarez][Prepetition] Notes and PIK Notes
          assumed                                          $
---------------------------------------------------------- -----------
      Principal amount of [Alvarez][Prepetition] Notes
          payable to Assignee                              $
---------------------------------------------------------- -----------
      Principal amount of PIK Notes payable
        to Assignee                                        $
========================================================== ===========

Effective Date:

_________ __, ____

                                  Assignor
                                  --------

                                  _________________________, as Assignor
                                  [Type or print legal name of Assignor]

                                  By ______________________________
                                     Title:

                                  Dated:  _________ __, ____


                                  Assignee
                                  --------

                                  _________________________, as Assignee
                                  [Type or print legal name of Assignee]

                                  By ______________________________
                                     Title:

                                  Dated:  _________ __, ____


                                  Notice Address:



Accepted as of Effective Date:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION


By______________________________
    Title:

                                 EXHIBIT C

                        FORM OF GUARANTY SUPPLEMENT

                                 [to come]